SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 9, 2003



                       ELEPHANT TALK COMMUNICATIONS, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



                      California         000-30061         95-2210753
               (State of Incorporation) (Commission      (IRS Employer
                                        File Number)    Identification #)

          438 East Katella Avenue, Suite 217, Orange, California 92867
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (714) 288-1570
                    ----------------------------------------
              (Registrant's telephone number, including area code)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Pursuant to an execution of a Spin-Off Agreement, dated September 12, 2002, and through the subsequent transactions that closed on January 4, 2003, Elephant Talk Communications, Inc. (the "Company"), terminated its relationship with The Hartcourt Companies, Inc., a Utah corporation ("Hartcourt"). The Company was formerly a subsidiary of Hartcourt.

         Pursuant to the terms of the Spin-Off Agreement, the Company received 17,895,579 of its common shares held by Hartcourt and $349,000 in cash advances from Hartcourt, in exchange for returning 4,756,000 common shares of Hartcourt held by the Company and its affiliates, canceling two promissory notes of Hartcourt held by the Company and its affiliate in the respective amounts of $1,250,000 and $140,595, and canceling the indebtedness by issuing 5,000,000 of its restricted common shares to Hartcourt. In addition to executing the Spin-Off Agreement, the parties executed a mutual release to end their relationship and place each other in a position whereby no party is indebted to the other party.




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  None.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                  None.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  None.

ITEM 5.  OTHER EVENTS

                  None.

ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

                  None.

ITEM 7.  FINANCIAL STATEMENTS

                  None

ITEM 8.  CHANGE IN FISCAL YEAR

                  None.
ITEM 9   EXHIBITS

                  o   Spin-Off Agreement, dated September 12, 2002





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 9, 2003                          By:  /s/ Russelle Choi
                                                     ---------------------
                                                     Russelle Choi
                                                     President & CEO










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EXHIBIT

                               Spin-Off Agreement

         This Agreement is made this 12th day of September by and between The Hartcourt Companies, Inc. ("Hartcourt"), Elephant Talk Communications, Inc. ("ET") and Elephant Talk Limited ("ETL").

         WHEREAS, Hartcourt holds 17,895,579 shares of ET; and

         WHEREAS, ETL holds 4,756,000 shares of Hartcourt; and

         WHEREAS, ET and ETL hold two promissory notes of Hartcourt in the respective amounts of $1,250,000 and $140,595 (in the name of Jimmy
         Lee); and

         WHEREAS, Hartcourt has advanced ET the approximate sum of $349,000; and

         WHEREAS, the parties seek to end their relationship and place each other in a position whereby no party is indebted to the other party;

         NOW, THEREFORE, the parties agree as follows:

1. Within five days of their execution of this Agreement, ET and ETL shall deliver to Hartcourt their 4,756,000 shares of Hartcourt stock, and shall cancel any and all indebtedness of Hartcourt to ET and ETL, including the promissory notes executed by Hartcourt in favor of ET, ETL and their predecessors, officers, subsidiaries, parent entities, agents, assigns and assignees, and shall hold Hartcourt harmless from any and all obligations which Hartcourt may have, contingent or otherwise, to ET or ETL. ET and ETL shall arrange for the cancellation of the $140,595.00 promissory note to Jimmy Lee from Hartcourt. ET shall further deliver to Hartcourt 5,000,000 shares of restricted ET stock. ET shall further execute an irrevocable order to Signature Stock Transfer, Inc. whereby ET agrees that it shall not place any stop order or other restrictions on the shares to be delivered to Hartcourt or on the shares which are owned by Enlight Corporation, such that any restrictions may be removed from such shares to be delivered to Hartcourt and on such shares owned by Enlight on the appropriate dates. Any and all deliveries by ET and/or ETL to Hartcourt shall be actually delivered to John A. Furutani, who will serve as escrow agent for all parties. Upon Hartcourt's performance under Paragraph 2 of this Agreement, John A. Furutani shall deliver the documents specified in this Paragraph to Hartcourt.

2. Within five days of Harcourt's execution of this Agreement, Hartcourt shall deliver to ET its 17,895,579 shares of ET stock and shall cancel any and all indebtedness of ET and ETL to Hartcourt, and shall hold ET and ETL harmless from any and all obligations which ET or ETL may have, contingent or otherwise, to Hartcourt. Any and all deliveries by Hartcourt to ET and/or ETL shall be actually delivered to John A. Furutani, who will serve as escrow agent for all parties. Upon ET and ETL's performances under Paragraph 1 of this Agreement, John A. Furutani shall deliver the documents specified in this Paragraph to ET and ETL.

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3.       ET and ETL shall execute a mutual general release with  Hartcourt,  and
         Hartcourt shall execute a mutual general release with ET and ETL.

4. At the written request of ET, Hartcourt shall obtain the immediate resignations of Stephen Tang, Dennis Poon and Manu Ohri and as directors of ET, such that Hartcourt will no longer have any control over ET. Hartcourt shall also make its best efforts to obtain the resignation of Bruce Stuart as a director of ET.

5.       ET and ETL respectively warrant and represent the following:

         i. That the execution of this agreement by ET and ETL has been duly authorized by all necessary corporate actions of ET and ETL and constitutes a valid and binding obligation of ET and ETL. The execution of this agreement by ET and ETL and the consummation of the transactions contemplated hereby does not conflict with or result in a default under or breach of: (1) ET or ETL's Articles of Organization or By-laws or other organizational documents; (2) any agreement, indenture, mortgage, contract or instrument to which ET or ETL is bound or by which any of its properties or assets is subject; (3) any order, writ, injunction, decree or judgment of any court or governmental agency applicable to ET and ETL or to which any of its assets is bound;
         (4) any law or regulation applicable to ET and ETL or by which any of its assets is bound.

         ii. That ET and ETL are corporations or corporate entities in good standing with the states of their incorporation and have not been voluntarily or involuntarily dissolved.

6.       Hartcourt warrants and represents the following:

         i. That the execution of this agreement by Hartcourt has been duly authorized by all necessary corporate actions of Hartcourt and constitutes a valid and binding obligation of Hartcourt. The execution of this agreement by Hartcourt and the consummation of the transactions contemplated hereby does not conflict with or result in a default under or breach of: (1) Hartcourt's Articles of Organization or By-laws or other organizational documents; (2) any agreement, indenture, mortgage, contract or instrument to which Hartcourt is bound or by which any of its properties or assets is subject; (3) any order, writ, injunction, decree or judgment of any court or governmental agency applicable to Hartcourt or to which any of its assets is bound; (4) any law or regulation applicable to Hartcourt or by which any of its assets is bound.

         ii. That Hartcourt is a corporation in good standing with the state of Utah and has not been voluntarily or involuntarily dissolved.

7. All representations and covenants made by each party shall survive the execution hereof and the termination of this Agreement.






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

8. For the period of five years from the date of the execution of this Agreement, Hartcourt shall not directly or indirectly solicit, or cause to be solicited, for the benefit of Hartcourt or any other firm, any of ET and/or ETL's customers, as to those, or similar services rendered through and/or by ET and ETL, and shall not attempt to interfere with ET and/or ETL's relationship with any of its customers. For the period of five years from the date of the execution of this Agreement, ET and ETL shall not directly or indirectly solicit, or cause to be solicited, for the benefit of ET and/or ETL or any other firm, any of Hartcourt's and its subsidiaries and/or affiliates' customers, as to those, or similar services rendered through and/or by Hartcourt and its subsidiaries or affiliates, and shall not attempt to interfere with Hartcourt and its subsidiaries or affiliates' relationship with any of its customers.

9. Hartcourt, ET and ETL recognize that each is aware of the other's proprietary information, including but not limited to, trade secrets, "know-how", customer lists, rate-pricing policies, customer and product development plans, financial information and any other business information pertaining to the business of ET and ETL and Hartcourt (hereinafter referred to as "trade secrets").

         Hartcourt agrees not to use such trade secrets of ET and/or ETL except on behalf of ET and/or ETL and Hartcourt shall not disclose, use, publish or in any other manner reveal, directly or indirectly, such proprietary information except as may be necessary to perform its services hereunder. Upon the termination of this Agreement, Hartcourt agrees to treat all such proprietary information as confidential property of ET and/or ETL and not to disclose or use any of such proprietary information in any manner whatsoever.

         ET and ETL agree not to use such trade secrets of Hartcourt except on behalf of Hartcourt and ET and ETL shall not disclose, use, publish or in any other manner reveal, directly or indirectly, such proprietary information except as may be necessary to perform its services hereunder. Upon the termination of this Agreement, ET and ETL agree to treat all such proprietary information as confidential property of
         Hartcourt and not to disclose or use any of such proprietary information in any manner whatsoever.

         The parties expressly agree that the customers developed for ET and/or ETL by Hartcourt are a trade secret of ET and/or ETL, and that any customers developed for Hartcourt or any of its affiliates and/or subsidiaries by ET and/or ETL are a trade secret of Hartcourt.

         The parties further agree to the especially sensitive nature of the proprietary information and agree to keep confidential all such proprietary information. The parties agree that unless written consent has been received from the other parties, they will never engage in or refrain from any action, where such action or inaction may result (a) in the unauthorized disclosure of any or all such proprietary information to any person or entity; or (b) in the infringement of any or all such rights. The parties agree that they will not, without the



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

         written permission of the other party, use the proprietary information which they are obligated hereunder to maintain in confidence for any reason other than to enable it to properly and completely perform its efforts. The parties agree to limit the disclosure of proprietary information to those persons in their respective companies who have a need to know all or part of the proprietary information. The parties shall make such disclosure to each such person limited to that portion of the trade secret that person needs to know. The parties hereby agree to exercise every reasonable precaution to prevent and restrain the unauthorized disclosure of the proprietary information by any of its directors, officers, employees, subcontractors, licensees or agents. Without limiting the generality of the foregoing the parties shall require that all of their employees, consultants and permitted licensees having access to the proprietary information execute an agreement for the protection of the proprietary information.

         The parties acknowledge and agree that due to the unique nature of the proprietary information there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow the party disclosing the proprietary information (hereinafter referred to as the "Disclosing Party") or third parties to unfairly compete with the other party (hereinafter referred to as the "Damaged Party") resulting in irreparable harm to the Damaged Party and therefore upon any such breach or any threat thereof, the Damaged Party shall be entitled to appropriate equitable relief in addition to whatever remedies it might have at law.

         The  Disclosing   Party  will  notify  the  Damaged  Party  in  writing
         immediately upon the occurrence of any unauthorized release or other breach of which it is aware.

10. Hartcourt shall defend, indemnify and hold ET and ETL harmless from and against any claim, loss, expense or damage to any person or persons, firm or firms, corporation or corporations or property as a result of:

         (a) failure by Hartcourt to meet any representation or to perform any obligation required to be performed by Hartcourt hereunder;

         (b) failure to comply with any requirements of any governmental authority; and

         Hartcourt will indemnify ET and ETL against all costs, reasonable counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against ET or ETL by reason of any such claim, Hartcourt upon notice from ET and/or ETL, covenants to resist or defend, at Hartcourt's expense, such action or proceeding by counsel reasonably satisfactory to ET and/or ETL.

11. ET and ETL shall defend, indemnify and hold Hartcourt harmless from and against any claim, loss, expense or damage to any person or persons, firm or firms, corporation or corporations or property as a result of:




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

         (a) failure by ET or ETL to meet any representation or perform any obligation required to be performed by ET or ETL hereunder;

         (b) failure to comply with any requirements of any governmental authority; and

         ET and ETL will indemnify Hartcourt against all costs, reasonable counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Hartcourt by reason of any such claim, ET and ETL upon notice from Hartcourt, covenants to resist or defend, at ET's and ETL's expense, such action or proceeding by counsel reasonably satisfactory to Hartcourt.


12. Each party executing this Agreement in a representative capacity is empowered to do so and has obtained any required board consents and/or resolutions. Each party executing this Agreement acknowledges that it has not assigned, sold or transferred in any manner any of the consideration at issue in this Agreement, and that each party hereto is capable of performing in accordance with the terms of this Agreement.

13. This Agreement sets forth the entire agreement between the parties and supersedes any and all prior agreements or understandings between the parties pertaining to the subject matter hereof. This Agreement may be amended only by an agreement in writing executed by all of the parties hereto.

14. In the event any term, provision, or part of this Agreement is declared or determined to be illegal or invalid, the illegal or invalid term, provision, or part declared illegal or invalid shall be severed from and deemed not a part of this Agreement, and the validity of the remaining terms, provisions, and parts shall not be affected thereby.

15. In the event that any party hereto should bring any action, suit, or proceeding against any other party hereto, arising out of or related to this Agreement, the validity hereof, any of the terms or provisions hereof, or any of the matters released hereby, the successful party in such action, suit, or proceeding shall be entitled to recover from such other party its reasonable attorneys' fees and costs (including costs and fees of experts) incurred in connection therewith. The parties agree that any action between the parties relating to this Agreement shall be governed by the laws of the State of California.

16. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on all parties hereto.

17. All notices and other communications made pursuant to this Agreement shall be in writing and shall be deemed to have been given or delivered upon receipt if given by fax, hand, mail or by courier, in each case addressed as follows:




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

         To Elephant Talk Communications, Inc. and Elephant Talk Limited:

         Elephant Talk Communications, Inc.
         Elephant Talk Limited
         8/F 145-159 Yeung Uk Road
         Tuesn Wan, Hong Kong
         Telephone (from U.S.): 011 852 2 707070 3
         Fax (from U.S.):       011 852 2 707070 7

         To The Hartcourt Companies, Inc.

         The Hartcourt Companies, Inc.
         Nice Year Villa
         Unit D2-2
         3333 Hong Mei Road
         Shanghai, China 201103
         Telephone (from U.S.):  011 8621 6406 5784
         Fax (from U.S.):        011 8621 6406 4984

         with a copy to:

         John A. Furutani, Esq.
         2500 E. Colorado Blvd.
         Suite 301
         Pasadena, CA 91107
         Telephone: (626) 844-2437
         Fax:       (626) 844-2442

18. The parties hereto agree that John A. Furutani, acting as the Escrow Agent, shall not be personally liable for any act he may do or omit to do under this Agreement while acting in good faith and in the exercise of its best judgment. In the event of a dispute between any of the parties hereto, except as otherwise expressly provided herein, the Escrow Agent is authorized and directed to disregard any and all notices or warnings given by Hartcourt, ET and ETL, excepting only: (i) orders or process of court; or (ii) instructions jointly executed by ET, ETL and Hartcourt. The Escrow Agent is hereby expressly authorized to comply with and obey any and all orders, judgments or decrees issued by any court and any instructions jointly executed by all of the parties hereto. The parties hereto shall indemnify the Escrow Agent and hold him harmless from and against any and all damages, including attorneys' fees, which the parties hereto may suffer or incur by reason of the compliance by the Escrow Agent with any such order, judgment or decree, notwithstanding that any such order, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated, or found to have been entered without jurisdiction.

         The Escrow Agent has the absolute right, at the Escrow Agent's election, to file an action in interpleader in a court of proper jurisdiction requiring the parties hereto to answer and litigate their claims and rights among themselves, and the Escrow Agent is authorized to deposit with the clerk of the court all documents and funds held by him pursuant to this Agreement. In the event such action is filed, the



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         parties hereto agree to equally pay all costs,  expenses and reasonable attorneys' fees which the Escrow Agent incurs in such interpleader action. Upon filing of such action, the Escrow Agent shall thereupon be fully released and discharged from all obligations to further perform any duties or obligations otherwise imposed by the terms of this Agreement.

         The Escrow Agent shall not be bound in any way by any other agreement between the parties hereto as to which the Escrow Agent is not a party, whether or not the Escrow Agent has knowledge thereof. The Escrow Agent shall have no duties or responsibilities except as expressly set forth in this Agreement. The Escrow Agent may rely conclusively on any certificate, statement, request, waiver, receipt, agreement or other instrument which the Escrow Agent believes to be genuine and to have been signed and presented by an appropriate person or persons, including copies and facsimiles.

         The retention and distribution of the documents and shares in accordance with the terms and provisions of this Agreement shall fully and completely release the Escrow Agent from any obligation or liability assumed by the Escrow Agent hereunder as to such documents or shares.

         The Escrow Agent shall not be liable in any respect for verifying the identity, authority or rights of the parties executing or delivering or purporting to execute and/or deliver the documents or shares deposited hereunder.

         The parties hereto will indemnify, defend (with counsel acceptable to the Escrow Agent) and hold the Escrow Agent harmless against any and all losses, damages, claims and expenses, including reasonable attorneys' fees, that may be incurred by the Escrow Agent by reason of its compliance with the terms of this Agreement. If, as a result of any disagreement between the parties hereto and/or adverse demands and claims being made by any of them upon the Escrow Agent, the Escrow Agent shall become involved in litigation, including any interpleader action brought by the Escrow Agent as provided for in this Agreement, the parties hereto shall be liable to the Escrow Agent, on demand, for all costs, expenses and attorneys' fees that the Escrow Agent shall incur and/or be compelled to pay by reason of such litigation.

The engagement of John Furutani as escrow agent for ET, ETL and Hartcourt in connection with this Agreement, notwithstanding that such services are provided as an accommodation to ET, ETL and Hartcourt for no consideration, may result in certain conflicts of interests relating to: (i) John Furutani's professional obligation to zealously represent Hartcourt as its legal counsel; and (ii) John Furutani entering into a business arrangement with a client. In addition, this Agreement contains provisions which limit John Furutani's liabilities and obligations as escrow agent, and provide John Furutani with indemnification rights as escrow agent against Hartcourt, ET and ETL. In signing this Agreement, ET, ETL and Hartcourt acknowledge that they have been informed, and been given the reasonable opportunity, prior to executing this Agreement, to seek advice from independent legal counsel relative to the appropriateness, fairness and



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reasonableness  of the  terms of this  Agreement  and any  potential  or  actual adverse interests or conflicts of interest in connection therewith. In view of the foregoing, ET, ETL and Hartcourt agree that: (i) at no time shall it claim that John Furutani failed to raise all potential or actual adverse interests or conflicts of interest; and (ii) at no time shall any such purported failure be construed, claimed or deemed by ET, ETL or Hartcourt to be a breach of any professional obligation of John Furutani pertaining to providing disclosures to, and/or obtaining the consent of, ET, ETL or Hartcourt with respect to potential or actual adverse interests or conflicts of interests.

         WHEREFORE, each party has executed this Agreement on the respective date set forth below.

Dated: Sept. 16, 2002      The Hartcourt Companies, Inc.

                                    By: /s/Alan Phan

                                    Its: Chairman of the Board

Dated: Sept. 13, 2002      Elephant Talk Communications, Inc.

                                    By: /s/ Russelle Choi

                                    Its: Chief Executive Officer

Dated: Sept. 13, 2002      Elephant Talk, Limited

                                    By: /s/ Ken Ieong

                                    Its: Director


























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